Exhibit 99.1

forward-looking statement This presentation contains forward‐looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding our commercialization, our research and other development programs, our ability to undertake certain activities and accomplish certain goals, projected timelines and costs for our research and development activities (including any clinical trials), our ability to secure and further possible regulatory approvals, the enforceability of our intellectual property rights, our capital requirements, the prospects for third-party reimbursement for our products, the expected pricing of our products, our expectations regarding the relative benefits of our product candidates versus competitive therapies, our expectations regarding the possibility of licensing or collaborating with third parties regarding our product candidates or research, our business strategy, our expectations regarding potential markets or market sizes, and our expectations regarding the therapeutic and commercial potential of our product candidates, research, technologies and intellectual property, are forward‐looking statements. In some cases, you can identify these statements by forward-looking words, such as the words “believe,” “may,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “potential” and similar expressions, as well as the negative version of these words and similar expressions. The forward‐looking statements in this presentation do not constitute guarantees of future performance. Statements in this presentation that are not strictly historical statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially and adversely from those anticipated or implied in the forward‐looking statements, including, without limitation, those described under the heading “Risk Factors” in our Form 10-K filed with the SEC on March 26 , 2015, and new risks emerge from time to time. These forward‐looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward‐looking statements as a result of various risks and uncertainties which include, without limitation, risks associated with the process of discovering, developing and commercializing products that are safe and effective for use as human therapeutics and risks inherent in the effort to build a business around such products. Although we believe that the expectations reflected in these forward‐looking statements are reasonable, we cannot in any way guarantee that the future results, level of activity, performance or events and circumstances reflected in forward-looking statements will be achieved or occur. Any forward‐looking statement made by us in this presentation speaks only as of the date this presentation is actually delivered by us in person. We assume no obligation or undertaking to update or revise any forward‐looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

zosano pharma (NASDAQ:ZSAN) – investment highlights Differentiated transdermal microneedle ZP-Patch delivery platform Fast onset with short Tmax: oral takes 3x longer to Cmax1 (injection-comparable) Convenient and easy-to-use: room temperature stable, portable Technology clinically validated ZP-PTH for osteoporosis – Phase 2 completed ZP-Glucagon for severe hypoglycemia rescue – Phase 2 completed ZP-Triptan for migraine – Phase 1 completed Advancing ZP-Triptan program to pivotal efficacy data FDA guidance for single positive efficacy study Seeking partnerships for PTH / Glucagon programs Cash, cash equivalents and marketable securities (as of 12/31/15) of $36.9 million ZP-Triptan Phase 1 data

ZP-TRIPTAN: POTENTIAL FOR FAST RELIEF IN MIGRAINE EPISODES

- Potential for rapid onset of pain relief
  - Compound with known efficacy / safety profile
  - Transdermal delivery possibly suited for multiple segments
    - Morning migraines, migraines with nausea / vomiting symptoms, late treatment migraines
  - Phase 1 data completed
  - Pain relief in <30 mins critical target
- Large, growing market with attractive unit pricing for existing non-orals
  - Potential advances in prophylaxis might expand the market
  - Premium pricing for existing non-orals
  - Up to 300 million migraine episodes per year well suited for non-orals
- Pivotal Efficacy data expected by Q1 2017
  - Long term safety required per 505(b)(2) pathway
  - NDA submission by Q3 2018
- Estimated project cost to NDA: $25-30 MM

Zosano Pharma PROPRIETARY AND CONFIDENTIAL 4

QUARTER-SIZED DELIVERY SYSTEM WITH TITANIUM, DRUG-COATED ARRAY PRESS-AND-APPLY HAND-HELD APPLICATOR FOR CONSISTENT DELIVERY INTELLECTUAL PROPERTY UNTIL 2027 (Issued Patents (owned & licensed) = 25 US, 14 EU, 15 JP)1 zosano pharma drug delivery system Transdermal & PTH Formulation/ Coating/PK/PD 8 US, 4 EU, 7 JP Micro Projection Design & Anchoring to Skin 5 US, 3 EU, 3 JP Patch Applicator 7 US, 4 EU, 3 JP Retainer Ring & Delivery Control 2 US, 2 EU, 2 JP Mfg & Packaging 3 US, 1 EU As of 12/31/2015

zosano pharma clinical pipeline Daily ZP-PTH Preclinical Phase 1 Phase 2 Phase 3 ZP-Triptan ZP-Glucagon WW Commercial Rights Target Indication Migraine Osteoporosis Severe Hypoglycemia Pivotal Efficacy Data Expected by Q1:17

management team / financial highlights Name Title Experience Konstantinos Alataris, PhD Chief Executive Officer Donald Kellerman, PharmD VP, Clinical Development & Medical Affairs Hayley Lewis, RAC VP, Regulatory Affairs & Quality Assurance Winnie Tso, CPA Chief Financial Officer Eric Scharin VP, Engineering & Operations (In millions) 12/31/15 Cash, cash equivalents and marketable securities $36.9 Debt $15.3 Weighted Average Shares Outstanding (basic and diluted) 11.4

Migraine Overview

migraine headaches Migraine is a common and disabling form of headache with approximately 30 million patients in U.S. suffering from migraines annually1,2 Migraine is a chronic disease with recurrent episodes2 Migraine episodes can last from several hours to days3 Migraine is characterized by throbbing pain and is often accompanied by sensitivity to light (photophobia), sensitivity to sound (phonophobia), nausea and vomiting3 The National Headache Foundation estimates that 157 million workdays are lost annually because of the pain and associated symptoms of migraine2 Lipton RB et al., Prevalence and Burden of Migraine in the United States: Data from the American Migraine Study II. Headache. 2001;41(7):646-657. National Headache Foundation; www.headaches.org/press/NHF_Press_Kits_-_Migraine_Facts. National Headache Foundation; www.headaches.org/press/NHF_Press_Kits_-_Categories_Of_Headache fast pain relief ranked as critical by migraine patients Attributes of acute migraine treatments rated as important by migraineurs in the general population1 Migraineurs (%) Reporting Each Attribute Adapted from Lipton RB, Stewart WF. Acute migraine therapy: do doctors understand what patients with migraine want from therapy? Headache. 1999;39(suppl 2):S20-S26. 56% 76% 79% 83% 86% 87% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Route of Administration Relief of Associated Symptoms No Side Effects Rapid Onset No Recurrence Complete Pain Relief

need for fast pain relief persists Sources: IMITREX® FDA label (25 mg dose), Fox AW. Onset of effect of 5-HT1B/1D agonists: a model with pharmacokinetic validation. Headache. 2004;44:142-147, FDA prescribing information, Zomig Oral FDA Label , Adelman et al., Comparative Aspects of Triptans in Treating Migraine, Clin Cornerstone 4(3), 2001, Zomig Nasal Spray FDA Label (5 mg dose), Treximent FDA Label (Sustained pain free vs placebo (2-24 hours) = 25% vs 8%) , US National Library of Medicine National Institutes of Health MAP0004, orally inhaled DHE: a randomized, controlled study in the acute treatment of migraine, PDA Universe of Prefilled Syringes and Injection Devices, 7-11 November, 2011, Basel, Switzerland Oral administrations have slow onset of pain relief Result in 9-12% pain relief at 30 mins Injections have illustrated relatively faster pain relief However, 50% of migraine patients experience needlephobia 9% 12% 26% 32% 63% 52% 63% 60% 69% 70% 0% 10% 20% 30% 40% 50% 60% 70% 80% Imitrex Oral (25 mg) Zomig Oral Imitrex Nasal (20 mg) Zomig Nasal Imitrex Injection (6 mg) 30 Minute Pain Relief 2 Hour Pain Relief

Faster absorption (Tmax) correlate with faster onset of pain relief Sources: IMITREX® FDA label (25 mg dose), Fox AW. Onset of effect of 5-HT1B/1D agonists: a model with pharmacokinetic validation. Headache. 2004;44:142-147, FDA prescribing information, Zomig Oral FDA Label , Adelman et al., Comparative Aspects of Triptans in Treating Migraine, Clin Cornerstone 4(3), 2001, Zomig Nasal Spray FDA Label (5 mg dose), Treximent FDA Label (Sustained pain free vs placebo (2-24 hours) = 25% vs 8%) , US National Library of Medicine National Institutes of Health MAP0004, orally inhaled DHE: a randomized, controlled study in the acute treatment of migraine, PDA Universe of Prefilled Syringes and Injection Devices, 7-11 November, 2011, Basel, Switzerland, Yates_et_al-2002-The_Journal_of_Clinical_Pharmacology 2.50 1.50 1.50 1.75 0.17 0.30 0.00 0.50 1.00 1.50 2.00 2.50 3.00 Imitrex Oral (25 mg) Zomig Oral Imitrex Nasal (20 mg) Zomig Nasal Imitrex Injection (6 mg) Zosano Microneedle Delivery Tmax (hrs) Tmax (hrs)

Zosano’s Solution: ZP-Triptan

zosano pharma drug delivery system rapid onset and high bioavailability Patch consists of a 3 cm2 array of titanium microneedles attached to adhesive patch Proprietary formulation of triptan coated onto the microneedles Quickly dissolved resulting in short Tmax Drug Coated Patch zp-triptan preclinical data demonstrated high bioavailability with rapid onset PK Parameters IV ZP Zolmitriptan Zolmitriptan Coated Dose (mg) N/A 1.9 mg 3.8 mg Zolmitriptan Dose (mg/kg) 0.075 0.058 0.165 Cmax (ng/mL) 251.7 ± 34.1 8.4 ± 3.7 24.3 ± 6.7 Median Tmax (min) 1 15 (10-30) 5 (5-15) AUC(0-t) (ng*h/mL) 28.2 ± 2.3 16.8 ± 3.4 39.4 ± 14.4 Absolute Bioavailability (%) N/A 77.3 ± 20.2 64.2 ± 19.6 Median Tmax of 15 minutes zp-triptan phase 1 data Plasma Concentration (All Treatment Groups) 0-2 hrs Rapid Tmax, oral takes 3x longer to Cmax, dose-linear PK and well tolerated ZP-Triptan Median Tmax Oral Zolmitriptan Median Tmax

zp-triptan target migraine segments Foley et al., Headache, 2005;45:538-545;National Headache Foundation; US Headache Consortium Pocket Guide; http://eguideline.guidelinecentral.com/i/76857. Silberstein S., Headache. 1995 Jul-Aug;35(7):387-96.

zp-triptan development milestones Pivotal efficacy completion by Q1 2017 Long term safety completion by Q2 2018 NDA Submission by Q3 2018 Estimated cost to NDA: $25-30 MM pivotal efficacy study design Single Efficacy Study Required Subjects: 360 Population: Migraine 2-8/month Design: Each migraine sufferer will take a single dose to treat a qualifying migraine Sites: 35 Centers in U.S. Doses: ZP-Triptan 1, 1.9, and 3.8 mg, Placebo Primary Endpoint: Proportion of subjects with pain freedom and most bothersome symptom freedom at 2 hours post-dose Secondary Endpoint: Pain relief at 15 and 30 minutes and 2 hours, time to sustained pain freedom for 24 hours, photophobia free at 2 hours, phonophobia free at 2 hours, nausea free at 2 hours safety study design Migraine Safety Study Subjects: 250 enrolled to achieve 150 at 6 months and 50 at 12 months Population: Subjects with historically 2-8 migraines/month Design: Open-Label, visits at 1,3, 6, 9, and 12 months to record adverse events Sites: 20 Dose: The commercial dose (To be determined) Primary Endpoint: Adverse events and local tolerability during repeated administration Secondary / Other Endpoint: ECG and laboratory parameters, percentage of headaches with pain-free response, dose response efficacy and safety comparisons Safety study to follow completion of Efficacy study as it requires dose selection given FDA guidance

ZP-Triptan Market Potential

migraine market triptans are the most prescribed migraine-specific medication Undiagnosed: 12.2 MM Only OTC or Other Rx: 4.9 MM Migraine Prevalence (US): 30.8 MM1 60% Diagnosed: 18.6 MM1 Treated: 13.7 MM1 74% Decision Resources (Number of Total, Diagnosed, and Acutely Drug-Treated Prevalent Cases of Episodic Migraine) California Rx Monitor, Diagnosis and Treatment of Migraine Headache in Adult Patients Non-specific Rx (Opiods, Barbiturates, etc.) 7.8MM Migraine – Specific Rx: 5.6 MM 41%2

migraine market projected to grow 8% year-over-year in revenue over next five years MIGRAINE MARKET BY PRODUCT1 MIGRAINE MARKET BY CLASS1 Evaluate, Ltd. Triptan products represented approximately 63% of the migraine market in 20141

COMPETITION – PIPELINE PROGRAMS

Product	Administration	Phase 1	Phase 2	Phase 3	Prelaunch/ Launch
Onzetra Xsail (sumatriptan)	Nasal Powder				
COL-144 (lasmiditan)	Oral Tablet				
ALD403 (anti-CGRP)	Intravenous				
LY2951742 (anti-CGRP)	Subcutaneous				
AMG 334 (anti-CGRP)	Subcutaneous				
Rizaport ODF (rizatriptan)	Oral Dispersible Film				
Semprana (dihydroergotamine)	Oral Inhalation				
TEV-48125 (anti-CGRP)	Subcutaneous				
MK-1602 (anti-CGRP)	Oral Tablet				
SUDA-001 (sumatriptan)	Oral Spray				
MK-8031 (anti-CGRP)	Oral Tablet				
CVT-427 (zolmitriptan)	Inhalation				
Corium (zolmitriptan)	Patch				

Zosano Pharma PROPRIETARY AND CONFIDENTIAL 24

GASTRIC STASIS (SLOWS ABSORPTION OF ORAL AGENTS) IS A COMPLICATING FACTOR IN MIGRAINE

- Gastric stasis has been associated with migraine[1,3]
- Gastric stasis may delay absorption of oral medications used for the treatment of migraine and negatively impact treatment efficacy[1,2,3]



Time to Half Emptying of a Standardized Meal (minutes)
200
180
160
140
120
100
80
60
40
20
0
111.8
149.9
188.8
Controls
Migraineurs - Ictal
Migraineurs - Interictal
(n = 10)1

1. *Aurora SK et al., Gastric Stasis in Migraine: More Than Just a Paroxysmal Abnormality During a Migraine Attack. Headache. 2006;46:57-63.*
2. *Ferrari A et al., Interindividual Variability of Oral Sumatriptan Pharmacokinetics and of Clinical Response in Migraine Patients. Eur J Clin Pharmacol. 2008;64:489-495.*
3. *Tfelt-Hansen P., Parenteral vs. Oral Sumatriptan and Naratriptan: Plasma Levels and Efficacy in Migraine. A Comment. J Headache Pain. 2007;8:273-276.*

Zosano Pharma PROPRIETARY AND CONFIDENTIAL 25

ZP-TRIPTAN POTENTIAL DIFFERENTIATION OVER ALTERNATIVE TREATMENT OPTIONS

	CHALLENGES WITH CURRENT TREATMENT OPTIONS :						
	Slow onset of action	Inconsistent response due to gastric stasis	Unpleasant to taste[1]	Limited utility when taken late in migraine	Limited utility in presence of nausea / vomiting	Causes patient needle-phobia (50% of pts experience)[2]	Causes patient challenges w/ injection[2]
ORAL TABLETS	X	X		X	X		
NASAL	X	X	X	X	X		
INJECTION						X	X
ZP-TRIPTAN	T_{max} of ~20 min.	Avoids GI track	Microneedle administration	T_{max} of ~20 min.	Microneedle administration	Lack of injection	Lack of injection

Source for Chart: IMS
1. *ZOMIG FDA Label; zomig.com*
2. *PDA Universe of Prefilled Syringes and Injection Devices, 7-11 November, 2011, Basel, Switzerland*

Zosano Pharma PROPRIETARY AND CONFIDENTIAL 26

MARKET POTENTIAL FOR ZP-TRIPTAN

Migraine Patients in United States (2016)
Prevalence: ~31 MM (growing at 0.6% CAGR)[1]
Diagnosed: ~19 MM (approx. 60% of Prevalence)[1]

NAUSEA / VOMITING INTERFERING WITH ORAL TREATMENT

Diagnosed Patients[1]	~19 MM
Patients Requiring Non-Oral Therapy[2]	1.9 MM
Migraines per Pt per Year[1]	33
Migraine Episodes for Non-Oral	62 MM

MORNING MIGRAINE EPISODES

Diagnosed Patients[1]	~19 MM
Migraines per Pt per Year[1]	33
% Morning Migraine Episodes (4am - 9am)[3]	48%
Morning Migraine Episodes	300 MM

1. *Decision Resources*
2. *Silberstein S., Headache. 1995 Jul-Aug;35(7):387-96; 33% of population experiences nausea every attack, 31% of nausea cases interfere w/ ability to take oral*
3. *Fox, Anthony et al., Headache 1998;38:436-441*

Zosano Pharma PROPRIETARY AND CONFIDENTIAL 27

Appendix

ZP-Glucagon

ZP-GLUCAGON: POTENTIAL TO EXPAND HIGHLY UNDERSERVED MARKET

- Severe hypoglycemia is life-threatening, requiring emergency rescue
  - Ease-of-use critical for third-party caregivers who may lack medical training
  - Rapid onset important for fast recovery
- Underpenetrated market generates ~$220 million in WW sales[1]
  - Only two glucagon products currently marketed in U.S.
  - High current unit selling price in U.S. (~$225 per injection)[2]
  - Concentrated prescriber base
- Current glucagon injections are cumbersome with poor stability
  - Dry powder needs to be reconstituted at time of injection
  - Route of administration limited to injection/infusion
- Efficient clinical development pathway

1. *Estimated from IMS, PriceRx*
2. *Retail price: http://www.goodrx.com/glucagon*

Zosano Pharma PROPRIETARY AND CONFIDENTIAL 30

Complex, multi-step reconstitution, third party administered Significant prep time Press-and-Apply pre-loaded disposable system Fast, simple, no prep needed Unstable formulation Stable, dry patch formulation Short shelf life after reconstitution No reconstitution required current products not user-friendly Zosano Solution Currently Marketed Product phase 2 clinical trial summary: diabetic subjects with insulin-induced hypoglycemia Objective: evaluate the safety, tolerability, pharmacokinetic, and pharmacodynamic (glucose) of a single treatment of ZP-Glucagon patches at doses of up to 1 mg compared to IM injection in an insulin-induced hypoglycemia setting Design: multi-center, open-label, randomized four-way crossover study Testing Regimens: Treatment A: ZP-Glucagon 1 patch of 0.5 mg Treatment B: ZP-Glucagon 2 patches of 0.5 mg Treatment C: Glucagon 0.5 mg by IM injection Treatment D: Glucagon 1.0 mg by IM injection Number of patients: 16 Population: women or men 18 – 60 years of age with type-1 diabetes glucagon promotes rapid glucose response (full time course) Glucagon PK Curve Glucagon AUC Glucagon Tmax Glucose Change from Baseline FASTER PATCH TMAX VS. IM INJECTION ZP-Glucagon 0.5 MG ZP-Glucagon 1.0 MG Glucagon IM 0.5 MG Glucagon IM 1.0 MG 0.5 MG OF GLUCAGON IS ABOVE DOSE-RESPONSE CURVE, EVEN WITH MILD HYPO-GLYCEMIC INDUCTION RESPONSE: increase from the immediate pre-treatment value both: by at least 20 mg/dl (1.1 mmol/l) to at least 70 mg/dl (3.9 mmol/l)

glucagon promotes rapid glucose response (first 30 minutes time course) Glucagon PK Curve Glucagon AUC Glucose Change from Baseline ZP-Glucagon 0.5 MG ZP-Glucagon 1.0 MG Glucagon IM 0.5 MG Glucagon IM 1.0 MG Glucagon Tmax 100% RESPONDER RATE 0.5 MG PATCH ACHIEVES COMPARABLE AUC TO 1.0 MG IM

phase 2 findings Both ZP-Glucagon patch doses normalized blood sugar in 100 percent of the subjects (100% responder rate) Both patch doses achieved rapid onset of action Time to glucose response was similar when comparing ZP-Glucagon patch to IM All treatments were well tolerated and no new safety issues were identified formulation stability a significant competitive advantage

phase 1 clinical trial design: robust crossover design in healthy volunteers Objective: evaluate safety, tolerability, PK and PD of ZP-Glucagon patch doses of 0.5 mg compared to IM injection of 0.5 mg Design: single-center, open-label, randomized five-way crossover study Testing Regimens: 0.5 mg of ZP-Glucagon Formulation “C” (abdomen) 0.5 mg of ZP-Glucagon Formulation “C” (upper arm) 0.5 mg of ZP-Glucagon Formulation “C” (forearm) 0.5 mg of ZP-Glucagon Formulation “D” (abdomen) 0.5 mg of IM Glucagon Number of subjects: 20 Population: healthy volunteers 18-60 years of age phase 1 pk data vs. injection: short tmax, high bioavailability and low variability across doses 20 subjects tested in five-way crossover study pg/ml A: Patch formulation C / abdomen B: Patch formulation C / forearm C: Patch formulation C / upper arm D: Patch formulation D / abdomen E: Glucagon IM injection Note: AUC measured in ng*hr/mL phase 1 glucose data vs. injection: all patch doses with comparable pd to injection mmol/l A: Patch formulation C / abdomen B: Patch formulation C / forearm C: Patch formulation C / upper arm D: Patch formulation D / abdomen E: Glucagon IM injection

ZP-PTH

daily zp-pth patch program: phase 2 trial design 6 month multi-national trial completed in 2008 165 post-menopausal women with low bone density Daily dose, patient self-administered ZP-PTH patch at 3 doses (20 µg, 30 µg and 40 µg) ZP-Placebo patch as control Forteo® injection product (20 µg) as active comparator Primary endpoint – Increase in spine bone density Secondary endpoint – Increase in hip bone density ZP-PTH clinical activities on hold pending partnership discussions Ref: Cosman, F., et al. J. Clin. Endocrin Metab, 95,151,2010

Phase 2 results - pk profile: pulsatile delivery critical for anabolics Achieved dose proportionate and pulsatile pharmacokinetics Variability in patch doses comparable to Forteo injectable PK over time Mean auc by dose HOURS

PHASE 2 RESULTS HIP BMD SPINE BMD ZP-PTH 20µg ZP-PTH 30µg ZP-PTH 40µg FORTEO 20µg Placebo Placebo ZP-PTH 20µg ZP-PTH 30µg ZP-PTH 40µg FORTEO 20µg bone mineral density (bmd) endpoints: higher hip bmd gains vs. forteo Ref: Cosman et al JCEM, 2010 daily zp-pth – potential product development Agreement for Phase 3 trial design reached with FDA / European agencies Single pivotal trial instead of multiple trials Phase 3 design would be expected to be larger and longer version of successful Phase 2 in U.S. Non-inferiority BMD gains study vs. Forteo® as active comparator 12 month double-blind duration with six month safety extension 400 postmenopausal women per arm No long-term fracture study needed Would require manufacturing infrastructure scale-up and commercial readiness

ZP-Triptan

Market pricing of non-oral formulations Dose Assumptions: Recommended single dose per attack: Alsuma= 6mg inj; Zomig Nasal Spray= 5mg spray; Sumavel= 6mg inj; Imitrex Nasal Spray = 5mg; Zecuity= 1 transdermal patch (6.5mg) Redbook (accessed 3/30/15); FDA Product Labels Evlauate, Ltd. Cost Per Attack (Ex-factory Prices)1 Projected Sales (in millions)2 (other programs not forecasted)

migraine symptoms Migraine Symptoms at Screening in 2,396 Patients with Migraine1 % of Patients Schreiber CP et al., Prevalence of Migraine in Patients With a History of Self-Reported or Physician Diagnosed Sinus Headache . Arch Intern Med. 2004;164:1769-1772. 24% 28% 57% 67% 73% 79% 85% 89% 97% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Vomiting Aura Unilateral Phonophobia Nausea Photophobia Worsened by Activity Pulsing / Throbbing Moderate / Severe Pain

migraine profile An Estimated 30 Million People in the US Have Migraine Headaches1 n=19,968 1-Year Period Prevalence2 National Headache Foundation; www.headaches.org/press/NHF_Press_Kits_-_Categories_Of_Headache. Lipton RB et al., Migraine Prevalence, Disease Burden, and the Need for Preventive Therapy, Neurology. 2007;68:343-349. 11.7% 5.6% 17.1% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Overall Men Women

zp-triptan phase 1 data